Supplement dated July 19, 2018 to the
Prospectus for your Variable Annuity
Issued by

ALLSTATE LIFE INSURANCE COMPANY
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York, as applicable.

Effective close of business August 24, 2018 (the Closure Date), the following variable sub-account available in your Variable Annuity will be closed to all Contract Owners except those Contract Owners who have contract value invested in the variable sub-account as of the Closure Date:

Variable Sub-account Scheduled to Close	CUSIP
FTVIP Mutual Shares VIP Fund – Class 2	355150558

Contract Owners who have contract value invested in this variable sub-account as of the Closure Date may continue to submit additional investments into the variable sub-account thereafter, although they will not be permitted to invest in the variable sub-account if they withdraw or otherwise transfer their entire contract value from the variable sub-account following the Closure Date. Contract Owners who do not have contract value invested in the variable sub-account as of the Closure Date will not be permitted to invest in this variable sub-account thereafter.

Any applicable dollar cost averaging, category models and/or auto-rebalancing programs, if elected by a Contract Owner prior to the Closure Date, will not be affected by the closure unless a Contract Owner withdraws or otherwise transfers his entire contract value from the variable sub-account. In that case, the program would terminate and no further allocations to this variable sub-account will be permitted.
If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement together with your prospectus for future reference. No other action is required of you.

AllstateSup5